Statement of Additional Information ("SAI") Supplement
                        dated March 20, 1997 to:

                     PUTNAM AMERICAN RENAISSANCE FUND
                        SAI dated December 31, 1996

                       PUTNAM ASSET ALLOCATION FUNDS
                        SAI dated January 30, 1997

                           PUTNAM BALANCED FUND
                        SAI dated December 31, 1996

                      PUTNAM BALANCED RETIREMENT FUND
                        SAI dated February 28, 1997

                     PUTNAM CAPITAL APPRECIATION FUND
                       SAI dated September 30, 1996

                  PUTNAM CONVERTIBLE-INCOME GROWTH TRUST
                        SAI dated February 28, 1997

                      PUTNAM DIVERSIFIED EQUITY TRUST
                          SAI dated June 30, 1996

                    PUTNAM DIVERSIFIED INCOME TRUST II
                          SAI dated May 17, 1996

                        PUTNAM FEDERAL INCOME TRUST
                        SAI dated February 28, 1997

                     THE GEORGE PUTNAM FUND OF BOSTON
                        SAI dated November 30, 1996

                   THE PUTNAM FUND FOR GROWTH AND INCOME
                        SAI dated February 28, 1997

                       PUTNAM HEALTH SCIENCES TRUST
                        SAI dated December 30, 1996

                          PUTNAM HIGH YIELD TRUST
                        SAI dated December 30, 1996

                            PUTNAM INCOME FUND
                        SAI dated February 28, 1997

                           PUTNAM INVESTORS FUND
                        SAI dated November 30, 1996

                       PUTNAM NEW OPPORTUNITIES FUND
                        SAI dated October 30, 1996

                           PUTNAM NEW VALUE FUND
                        SAI dated December 31, 1996

                     PUTNAM OTC & EMERGING GROWTH FUND
                        SAI dated December 16, 1996

                           PUTNAM RESEARCH FUND
                        SAI dated December 31, 1996

                  PUTNAM UTILITIES GROWTH AND INCOME FUND
                        SAI dated February 28, 1997

                             PUTNAM VISTA FUND
                        SAI dated November 30, 1996

                            PUTNAM VOYAGER FUND
                        SAI dated November 30, 1996

                          PUTNAM VOYAGER FUND II
            SAI dated May 1, 1996, as revised November 18, 1996

     The section of each SAI entitled "Miscellaneous Investment
Practices -- Foreign Securities" is replaced with the following:

Foreign Investments

The fund may invest in securities of foreign issuers that are not actively traded in U.S. markets. These foreign investments involve certain special risks described below.

Foreign securities are normally denominated and traded in foreign currencies. As a result, the value of the fund's foreign investments and the value of its shares may be affected favorably or unfavorably by changes in currency exchange rates relative to the U.S. dollar. There may be less information publicly available about a foreign issuer than about a U.S. issuer, and foreign issuers are not generally subject to accounting, auditing and financial reporting standards and practices comparable to those in the United States. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers. Foreign brokerage commissions and other fees are also generally higher than in the United States. Foreign settlement procedures and trade regulations may involve certain risks (such as delay in payment or delivery of securities or in the recovery of the fund's assets held abroad) and expenses not present in the settlement of investments in U.S. markets.

In addition, the fund's investments in foreign securities may be subject to the risk of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of foreign currency, confiscatory taxation, political or financial instability and diplomatic developments which could affect the value of the fund's investments in certain foreign countries. Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to foreign withholding taxes, and special U.S. tax considerations may apply.

Legal remedies available to investors in certain foreign countries may be more limited than those available with respect to investments in the United States or in other foreign countries. The laws of some foreign countries may limit the fund's ability to invest in securities of certain issuers organized under the laws of those foreign countries.

The risks described above, including the risks of nationalization or expropriation of assets, are typically increased in connection
with investments in "emerging markets."   For example, political
and economic structures in these countries may be in their infancy and developing rapidly, and such countries may be in their infancy and developing rapidly, and such countries may lack the social, political and economic stability characteristic of more developed countries. Certain of these countries have in the past failed to recognize private property rights and have at times nationalized and expropriated that assets of private companies. High rates of inflation or currency devaluations may adversely affect the economies and securities markets of such countries. Investments in emerging markets may be considered speculative.

In addition, unanticipated political or social developments may affect the value of the fund's investments in emerging markets and the availability to the fund of additional investments in these markets. The small size, limited trading volume and relative inexperience of the securities markets in these countries may make the fund's investments in securities traded in emerging markets illiquid and more volatile than investments in securities traded in more developed countries, and the fund may be required to establish special custodial or other arrangements before making investments in securities traded in emerging markets. There may be little financial or accounting information available with respect to issuers of emerging market securities, and it may be difficult as a result to assess the value of prospects of an investment in such securities.

Certain of the foregoing risks may also apply to some extent to securities of U.S. issuers that are denominated in foreign currencies or that are traded in foreign markets, or securities of U.S. issuers having significant foreign operations.











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